UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2006

DynCorp International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-127343	52-2287126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8445 Freeport Parkway, Suite 400 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

(817) 302-1460

Registrant’s telephone number, including area code

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On February 21, 2006, DynCorp International LLC issued its press release announcing financial results for the three and nine months ended December 30, 2005. A copy of this press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit Number	Description
99.1	Press Release announcing financial results for the three and nine months ended December 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNCORP INTERNATIONAL LLC

Date: February 21, 2006

	By:	/s/ Michael J. Thorne
	Name:	Michael J. Thorne
	Title:	Senior Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

INDEX TO EXHIBIT

Exhibit Number	Description
99.1	Press Release announcing financial results for the three and nine months ended December 30, 2005.